UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 29, 2006

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On Wednesday, November 29, 2006, Kenneth U. Kuk, Chairman and Chief Executive Officer of KMG America Corporation (“KMG America”) and Scott H. DeLong III, Chief Financial Officer of KMG America, participated in an investor conference sponsored by Friedman, Billings & Ramsey, held in New York, New York. The slide package presented by Messrs. Kuk and DeLong at the conference, is attached as Exhibit 99.1 to this report. The information contained in the slide package is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by KMG America under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1 Slide package presented by Kenneth U. Kuk and Scott H. DeLong III at the investor conference sponsored by Friedman, Billings & Ramsey on November 29, 2006 in New York, New York.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: November 29, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1                    Slide package presented by Kenneth U. Kuk and Scott H. DeLong III at the investor conference sponsored by Friedman, Billings & Ramsey on November 29, 2006 in New York, New York.

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